Subsequent Events (unaudited)	May 20, 2020
Subsequent Events [Abstract]
Subsequent Events (unaudited)
18.	Subsequent Events ( u naudited)
On March 30, 2020, the Company entered into an exclusive license agreement with Hong Kong Tainuo Pharma Ltd. (“HK Tainuo”) and Jiangsu Tainuo Pharmaceutical Co. Ltd. (“Jiangsu Tainuo”), a subsidiary of China Shijiazhuang Pharmaceutical Co, Ltd. for the development and commercialization of ZILRETTA in Greater China (consisting of mainland China, Hong Kong and Macau, and Taiwan). Under the terms of the agreement, HK Tainuo is obligated to pay the Company an upfront payment of $10.0 million. The Company is also eligible to receive up to $32.5 million in aggregate development, regulatory and commercial sales milestone payments. All payments received from HK Tainuo are subject to the applicable Hong Kong withholding taxes. HK Tainuo will be responsible for the clinical development, product registration and commercialization of ZILRETTA in Greater China and Jiangsu Tainuo will serve as the guarantor of HK Tainuo’s obligations and responsibilities under the agreement. The Company is solely responsible for the manufacture and supply of ZILRETTA to HK Tainuo for all clinical and commercial activities.
Additionally, in April 2020, the Company entered into a side letter amending the Manufacturing and Supply Agreement with Patheon pursuant to which the parties agreed that the Company would continue to pay the monthly base fee for maintaining the manufacturing suites, but minimum purchase obligations would be cancelled for 2020. To avoid excess levels of inventory, the Company is temporarily suspending manufacturing activities for ZILRETTA. Because the Company employs a “condominium model” at Patheon’s manufacturing site whereby the Company has a dedicated suite and manufacturing process that is designed specifically to the Company’s needs, the Company has the ability to reinitiate manufacturing following three months’ notice to Patheon once additional supply is needed.